BADGLEY FUNDS, INC.

 BADGLEY GROWTH FUND
BADGLEY BALANCED FUND

PROSPECTUS SUPPLEMENT

The Prospectus dated September 29, 2003, as supplemented November 13, 2003, of Badgley Funds, Inc. (the “Corporation”) is supplemented as follows:

On March 9, 2004, the Board of Directors of the Corporation appointed Mr. J. Kevin Callaghan as President of the Corporation to replace Mr. Scott R. Vokey who resigned as President of the Corporation. In addition to serving as the Corporation’s President, Mr. Callaghan serves as a director but will no longer serve as co-chairman of the Company. Mr. Steven C. Phelps will now serve as the sole chairman of the Company.

The date of this Supplement is March 9, 2004.